UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
July 31, 2018 (July 31, 2018)
Date of Report (Date of earliest event reported)
Commission file number: 1-33026
COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Commvault Way, Tinton Falls, New Jersey
07724
(Address of principal executive offices)
(Zip Code)
(732) 870-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 31, 2018, Joseph F. Eazor announced his resignation from the Board of Directors (the Board) of Commvault effective as of July 31, 2018. In connection with such resignation, Mr. Eazor also resigned as a member of all committees on which he was currently serving. Mr. Eazor’s decision to resign from the Board was not in connection with a disagreement relating to Commvault’s operations, policies or practices

On July 31, 2018, the Board appointed Nicholas Adamo as a Class I Director to hold office until Commvault’s 2019 Annual Meeting of Stockholders. Mr. Adamo has also been appointed to the Operations Committee of the Board. The appointments described in this paragraph are effective as of August 1, 2018.

Mr. Adamo will receive an annual director retainer consisting of cash, prorated to reflect his partial year term as director. In addition, it is anticipated that Mr. Adamo will receive a grant of restricted stock units at the 2018 Annual Meeting of Stockholders to be consistent with the equity grant cycle of the other directors. This compensation will be made in accordance with Commvault’s non-employee director compensation policy, which is described under the heading “Director Compensation” on pages 36 and 37 of Commvault’s proxy statement for its 2018 Annual Meeting of Stockholders, as filed with the SEC on July 6, 2018, and is hereby incorporated by reference herein.

A copy of the press release announcing the resignation of director Joseph F. Eazor and the appointment of director Nicholas Adamo to the Board is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 31, 2018 announcing the resignation of director Joseph F. Eazor and the appointment of director Nicholas Adamo to the Commvault Board of Directors
99.2	Pages 36 and 37 from the Commvault Systems, Inc. Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on July 6, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMMVAULT SYSTEMS, INC.

By: /s/ Warren H. Mondschein
Name: Warren H. Mondschein
Title: VP, General Counsel and Secretary
DATE: July 31, 2018

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